Exhibit 99.1

First Interstate BancSystem Announces New Members of Executive Team

BILLINGS, MT —January 27, 2022— First Interstate BancSystem, Inc. (NASDAQ: FIBK) (“FIBK”), parent company of First Interstate Bank, announced today that it expects Scott Erkonen and Karlyn Knieriem to join the FIBK executive team upon the closing of the previously announced merger of Great Western Bancorp, Inc. (“GWB”) into FIBK. At the effective time of the merger, Mr. Erkonen will serve as the Chief Information Officer and Ms. Knieriem will serve as the Chief Risk Officer.

“I look forward to working alongside Scott, Karlyn, and the rest of the Executive Team as we establish First Interstate as one of the country’s premier community banking franchises,” said FIBK President and CEO Kevin Riley.

The First Interstate Executive Team will be as follows:

•	Kevin Riley – President/Chief Executive Officer

•	Marcy Mutch – Chief Financial Officer

•	Jodi Delahunt Hubbell – Chief Operating Officer

•	Scott Erkonen – Chief Information Officer

•	Kirk Jensen – General Counsel

•	Karlyn Knieriem – Chief Risk Officer

•	Russ Lee – Chief Banking Officer

•	David Redmon – Chief of Staff

•	Rachel Turitto – Chief HR Officer

As previously announced, the merger of GWB into FIBK and the transaction is expected to close on or around February 1, 2022, subject to customary closing conditions set forth in the merger agreement between FIBK and GWB. The combined holding company will operate under the First Interstate name and brand with the company’s headquarters remaining in Billings, Montana.

About First Interstate BancSystem, Inc.

First Interstate BancSystem, Inc. is a financial services holding company headquartered in Billings, Montana. It is the parent company of First Interstate Bank, a community bank with $19.3 billion in assets as of September 30, 2021. First Interstate proudly delivers financial solutions across Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming. A recognized leader in community banking services, First Interstate is driven by strong values as well as a commitment to delivering a rewarding experience to its employees, strong returns to shareholders, exceptional products and services to its clients, and resources to the communities it serves. More information is available at www.firstinterstate.com.

Cautionary Note Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about FIBK’s, GWB’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between FIBK and GWB (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in FIBK’s and GWB’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between FIBK and GWB; the outcome of any legal proceedings that may be instituted against FIBK or GWB; the possibility that the Transaction does not close when expected or at all because required conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which FIBK and GWB operate; the ability to promptly and effectively integrate the businesses of FIBK and GWB; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of FIBK’s or GWB’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by FIBK’s issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on FIBK’s or GWB’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause FIBK’s, GWB’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm FIBK’s, GWB’s or the combined company’s results.

All forward-looking statements attributable to FIBK, GWB, or the combined company, or persons acting on FIBK’s or GWB’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and FIBK and GWB do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If FIBK or GWB update one or more forward-looking statements, no inference should be drawn that FIBK or GWB will make additional updates with respect to those or other forward-looking statements. Further information regarding FIBK, GWB and factors which could affect the forward-looking statements contained herein can be found in the registration statement on Form S-4, as amended, as well as FIBK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in GWB’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, and its other filings with the SEC.

Category: Mergers & Acquisitions

Contacts

Media:

Brittany Cremer

PR & Communications Manager

406-255-5310

brittany.cremer@fib.com

Investors:
John R. Stewart, CFA

Deputy Chief Financial Officer

406-255-5311
john.stewart@fib.com

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